Fees Summary	Mar. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,099,323,500.00
Previously Paid Amount	0.00
Total Fee Amount	168,306.43
Total Offset Amount	0.00
Net Fee	$ 168,306.43
Final Prospectus	false